Related Party Transactions	12 Months Ended
Jun. 30, 2018
Related Party Transactions [Abstract]
Related party transactions

6       Related party transactions

During the year ended June 30, 2018, the Company recognized a total expense of $311,683 relating to the settlement agreement with the Company’s former President and Chief Operating Officer. Amounts owed to related parties, including to the Company’s former President and Chief Operating Officer, are non-interest bearing and payable on demand.